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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        April 1, 1996
                                                 -----------------------------

                     AMERICAN PRECISION INDUSTRIES INC.
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           (Exact name of registrant as specified in its charter)




      Delaware                    1-5601                     16-1284388
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(State or other jurisdiction    (Commission               (IRS Employer-
of incorporation)               File Number)              Identification No.)



2777 Walden Avenue, Buffalo, New York                                  14225
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code         (716) 684-9700
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                                Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

              On April 1, 1996, API Ketema Inc., a wholly-owned subsidiary of American Precision Industries Inc. (the "Company"), acquired the assets and assumed certain liabilities of the Heat Transfer Division ("HTD") of Ketema, Inc. The preliminary cash purchase price of $12,140,506, based on the balance sheet of HTD at February 29, 1996, was paid on April 1, 1996, $500,000 of which was deposited in an escrow account at Marine Midland Bank. The $500,000 escrow shall be held by Marine Midland Bank for a period of one year and secures indemnification obligations of Ketema, Inc. arising under the below described Asset Purchase Agreement. API Ketema Inc. also assumed on April 1, 1996 certain liabilities of the HTD in the approximate amount of $2,354,698. The final cash purchase price will be adjusted up or down based on the increase or decrease in the net assets reflected in the closing balance sheet of HTD at March 31, 1996. The Company has guaranteed the obligations of API Ketema Inc. arising under the Asset Purchase Agreement.

              The Company funded this transaction with funds borrowed under a Credit Agreement with Marine Midland Bank dated March 29, 1996.

              Included in this transaction is machinery and equipment utilized by HTD in the manufacture of shell and tube heat exchangers, refrigeration condensers, and packaged chillers. API Ketema Inc. intends to utilize this machinery and equipment for the same purpose.

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         The description of the terms of the transaction set forth above is qualified in its entirety by the provisions of the Asset Purchase Agreement between Ketema, Inc. and API Ketema Inc. dated April 1, 1996, which is filed as Exhibit 2 to this Form 8-K and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)  Financial Statements of Businesses Acquired
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                   It is not practicable to include the financial statements
                   of HTD as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information on or before June 14, 1996.

              (b)  Proforma Financial Information
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                   It is not practicable to include the proforma financial
                   information as required by Article 11 of Regulation S-X. The Company intends to file such information on or before June 14, 1996.

              (c)  Exhibits
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                   (2)  Asset Purchase Agreement between Ketema, Inc. and API
                        Ketema Inc. dated April 1, 1996. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Asset Purchase Agreement upon request.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        American Precision Industries Inc.
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                                        (Registrant)




Date:  April 15, 1996                   /s/  John M. Murray
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                                        Vice President - Finance